UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2015

Alteva, Inc.

(Exact name of registrant as specified in its charter)

New York	001-35724	14-1160510
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

401 Market Street, First Floor
Philadelphia, Pennsylvania	19106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(877) 258-3722

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Retention Program and Award

On March 3, 2015, Alteva, Inc. (the “Company”) entered into key employee retention agreements substantially in the form of Exhibit 10.1 (each a “Retention Agreement”) with each of following executives:  (1) Mr. Brian J. Kelley, the Company’s Chief Executive Officer and principal executive officer, (2) Mr. Brian H. Callahan, the Company’s Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer, (3) Mr. Mardoqueo Marquez, the Company’s Executive Vice President and Chief Technology Officer and (4) Mr. William K. Birnie, the Company’s Executive Vice President and Chief Marketing Officer (each, an “Officer”).  The Retention Agreements were approved by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) to address the retention of key senior management members in light of the anticipated proxy contest by an activist shareholder, the Company’s publicly-announced strategic review, the need for continuity in leadership of the Company and the additional demands that the foregoing are expected to place on key management.  The Retention Agreements cover the period beginning on March 3, 2015 and ending on June 15, 2015 (the “Retention Period). Under the Retention Agreements, each Officer will be entitled to receive a one-time cash retention payment (the “Retention Bonus”) equal to 25% of such Officer’s current base salary if he satisfies certain conditions, including continued employment through the Retention Period.  The Retention Agreements do not impact the at-will nature of each Officer’s employment with the Company.

The foregoing summary of the Retention Agreement with Messrs. Kelley, Callahan, Marquez and Birnie is qualified in its entirety by the Form of Retention Agreement filed herewith as Exhibit 10.1.

The Compensation Committee has adopted an updated form of Restricted Stock Award Agreement (the “Award Agreement”) under the Alteva 2008 Long-Term Incentive Plan (the “Plan”).  Pursuant to the Award Agreement, the restrictions on transfer set forth in Section 1(c) Award Agreement lapse and any shares of the Company’s common stock, par value $0.01 per share, represented by the Award Agreement vest immediately upon the occurrence of a Change in Control (as defined in the Plan) (regardless of whether or not the employee remains employed by the Company after the Change in Control); provided that employee is employed by the Company immediately prior to such Change in Control.  The Compensation Committee used the Award Agreement to document the grants made on February 19, 2015.

The foregoing summary of the Award Agreement is qualified in its entirety by the Form of the Award Agreement filed herewith as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
10.1	Form of retention agreement between Alteva, Inc. and the executive named therein.
10.2	Form of Restricted Stock Award Agreement pursuant to the Alteva 2008 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alteva, Inc.
Date:	March 3, 2015	By:	/s/ Brian H. Callahan
Brian H. Callahan
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of retention agreement between Alteva, Inc. and the executive named therein.
10.2	Form of Restricted Stock Award Agreement pursuant to the Alteva 2008 Long-Term Incentive Plan.